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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 12, 2003


                         THE ELDER-BEERMAN STORES CORP.
             (Exact Name of Registrant as Specified in Its Charter)


            Ohio                        0-02788                   31-0271980
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


                                3155 El-Bee Road
                               Dayton, Ohio 45439
          (Address, including Zip Code, of Principal Executive Offices)


                                  937-296-2700
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On September 12, 2003, The Elder-Beerman Stores Corp. issued a press release announcing that it executed Amendment No. 2 to Agreement and Plan of Merger with Wright Holdings, Inc. and Wright Sub, Inc. Copies of the amendment and press release are filed as Exhibits 2.1 and 99.1 to this Form 8-K, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    2.1 Amendment No. 2 to Agreement and Plan of Merger, dated September 12, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc.

    99.1 Press release, dated September 12, 2003 (incorporated by reference to the press release filed under cover of Schedule 14A by The Elder-Beerman Stores Corp. on September 12, 2003).





















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE ELDER-BEERMAN STORES CORP.


Date: September 12, 2003             By:/s/ Edward A. Tomechko
                                     -------------------------------------------
                                     Name: Edward A. Tomechko
                                     Title: Executive Vice President - Chief
                                     Financial Officer, Treasurer and Secretary

















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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit Description
------            -------------------

2.1 Amendment No. 2 to Agreement and Plan of Merger, dated September 12, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc.

99.1 Press release, dated September 12, 2003 (incorporated by reference to the press release filed under cover of Schedule 14A by The Elder-Beerman Stores Corp. on September 12, 2003).